Exhibit 99.1

THIS SUBLEASE AGREEMENT (this “Sublease”) is made on July 1, 2005 by and between Verso Technologies, Inc., successor in interest to Eltrax Systems (hereinafter “Sublessor”), and Digital Insurance, Inc. (hereinafter “Sublessee”).

1.	Master Lease. Sublessor is the tenant under that certain lease, dated September 20, 1999, wherein Galleria 400, LLC (hereinafter “Master Lessor”) leased to Sublessor the real property located on the Second, Third and Fourth floors, 400 Galleria Parkway, Atlanta, Georgia 30339 (hereinafter “Master Premises”); said lease, as at any time amended, is herein referred to as the “Master Lease” and is attached hereto as Exhibit “A”. Sublessor warrants and represents to Sublessee that (i) the Master Lease has not been amended or modified except as expressly set forth herein, (ii) Sublessor is not now, and Sublessor has no knowledge of any claim by Master Lessor that Sublessor is, in default or breach of any of the provisions of the Master Lease, (iii) subject to the consent of Master Lessor, Sublessor has the full power, authority, and legal right to sublease the Premises to Sublessee, (iv) provided that Sublessee is not in default under this Sublease beyond any notice and cure periods, Sublessee shall have the quiet enjoyment of the Subleased Premises subject to the Master Lease and any other interest to which the Master Lease is subject, (v) the Master Lease does not expire until January 31, 2010, (vi) Sublessor shall not terminate the Master Lease as to the Subleased Premises without the prior written consent of Sublessee, other than pursuant to the express terms and conditions of the Master Lease, and (vii) to Sublessor’s best knowledge, no present circumstance exists that would cause Sublessor to terminate the Master Lease as to the Subleased Premises, other than pursuant to the express terms and conditions of the Master Lease, and the provisions of the Master Lease will not be amended by Sublessor in any manner so as to prevent or materially adversely affect the use by Sublessee of the Subleased Premises in accordance with the terms of this Sublease, nor as to impose any greater obligations on Sublessee than are imposed on Sublessee under this Sublease, or provide to Sublessee any lesser rights than are provided to Sublessee under this Sublease, without the prior written consent of Sublessee in each instance. Sublessor will provide Sublessee with a copy of any notice of termination affecting the Premises which Master Lessor gives to Sublessor pursuant to the terms of the Master Lease, or which Sublessor gives to Master Lessor.

2.	Premises. Sublessor hereby subleases to Sublessee and Sublessee hereby leases from Sublessor on the terms and conditions set forth in this Sublease the portion of the Master Premises (hereinafter “Premises”) having approximately 24,430 rentable square feet located on the third floor and known as Suite 300, 400 Galleria Parkway, Atlanta, GA 30339, as delineated in Exhibit “C”.

3.	Term. The Term of this Sublease shall commence on August 1, 2005 (hereinafter “Commencement Date”), the date Sublessor delivers the Premises to Sublessee in broom clean condition, free of all occupants with all Building systems in good working order and condition and otherwise ready for occupancy, or the date upon which Master Lessor consents to this Sublease, whichever shall last occur, and shall end on January 31, 2010 (hereinafter “Termination Date”), unless otherwise sooner terminated in accordance with the provisions of this Sublease

4.	Commencement. In the event the Term commences on a date other than August 1, 2005, Sublessor and Sublessee shall promptly execute a memorandum setting forth the actual date of commencement of the Term. Possession of the Premises (hereinafter “Possession”) shall be delivered to Sublessee on the Commencement Date. Subject to Sublessor consent, not to be unreasonably withheld, conditioned or delayed, Sublessee shall have access to the Premises prior to the Commencement Date to perform work and ready the Premises for Sublessee occupancy, which early Possession shall not advance the Termination Date. During the period of early Possession, all of the terms, restrictions, conditions, and obligations of Sublessee under this Sublease shall apply except for the payment of Rent.

5.	Rent.

Minimum Rent. Sublessee shall pay to Sublessor as Minimum Rent, without deduction, setoff, notice, or demand, except as otherwise provided herein, at 400 Galleria Parkway, Suite 200, Atlanta, Georgia 30339, Attn: CFO or at such other place as Sublessor shall designate from time to time by notice to Sublessee, rent according to the following schedule:

PERIOD	MONTHLY RENT

Commencement Date – December 31, 2005	$0.00
January 1, 2006 - July 1, 2006	$18,613.14
August 1, 2006 - July 1, 2007	$33,224.81
August 1, 2007 - July 1, 2008	$33,896.63
August 1, 2008 - July 1, 2009	$34,568.45
August 1, 2009 - January 1, 2010	$35,260.63

Minimum Rent shall be paid, in advance on the first day of each month of the Term. If the Term begins or ends on a day other than the first or last day of a month, the Minimum Rent for the partial months shall be prorated on a per diem based on the total number of days for such month.

Additional Rent. In addition to Minimum Rent, Sublessee shall pay as Additional Rent its pro rata share, 5.65%, of increases in Direct Operating Expenses, as defined in the Master Lease, in excess of the actual Direct Operating Expenses for the Base Year 2006. Within thirty (30) days after Sublessor obtains an estimate of the increase in Direct Operating Expenses for a lease year from the Master Lessor, Sublessor shall notify Sublessee of its pro rata share of such increase. The amount of such increase shall be paid by Sublessor as Additional Rent in equal monthly installments during the applicable lease year in advance in the same time and in the same manner as Minimum Rent. In addition, Sublessee shall pay to Sublessor as Additional Rent (a) any costs and expenses applicable to the Premises, including, but not limited to, real property taxes, utilities, excess electricity or other utilities supplied to the Premises, personal property taxes on Sublessee’s personal property and the costs of any additional services furnished by Master Lessor to Sublessee that are billed to Sublessor and (b) any amounts payable by Sublessor to Master Lessor due to Sublessee’s breach of any provision of the Master Lease which is applicable to Sublessee. Sublessee shall reimburse Sublessor for any such Additional Rent within fifteen (15) days after receipt of an invoice or statement forwarded by Sublessor for such charges. Sublessee shall also be responsible for the cost of maintenance and repairs of the Premises under Section 7 of the Master Lease. If Sublessor performs any of these obligations after at least ten (10) business days prior written notice to Sublessee or the Master Lessor performs them and invoices Sublessor for such obligations, Sublessee shall reimburse Sublessor promptly after receipt of an invoice or statement forwarded by Sublessor for such charges.

Adjustment of Additional Rent. Within one hundred eighty (180) days after the close of each calendar year or as soon after such 180-day period as practicable, Sublessor shall notify Sublessee of the actual Direct Operating Expenses for such calendar year. If on the basis of such statement Sublessee owes an amount that is less than the estimated payments for the calendar year just ended previously made by Sublessee, Sublessor shall credit such excess to the next payments of Additional Rent coming due or, if the term of this Sublease is about to expire, refund such excess to Sublessee within thirty (30) days after delivery of the notice. If on the basis of such statement Sublessee owes an amount that is more than the estimated payments for the calendar year just ended previously made by Sublessee, Sublessee shall pay the deficiency to Sublessor within thirty (30) days after delivery of the notice.

6.	Late Charges. Other remedies for nonpayment of rental notwithstanding, time is of the essence of this Sublease and if Sublessor elects to accept rent on or after the fifth (5th) day of the month, a late charge equal to the greater of five percent (5%) of the monthly rent will be due as Additional Rent or One Hundred Dollars ($100). Sublessee agrees to tender all late rents by cashier’s check, certified check, or money order. In the event Sublessee’s rent check is dishonored by the bank, Sublessee agrees to pay Sublessor $25.00 as a handling charge and, if applicable, the late charge, and Sublessee shall deliver said monies to Sublessor as specified in Paragraph 5. Dishonored checks must be replaced by cashier’s check, certified check or money order. In the event more than

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one check is dishonored, Sublessee agrees to pay all future rents and charges in the form of cashier’s check, certified check, or money order. Any other amounts payable to Sublessor under this Sublease, with the exception of rent, shall be considered past due 30 days from Sublessor’s billing date and Sublessee shall pay a monthly service charge of 5% of the amount past due for that and each subsequent month that the amount remains past due. The parties agree that such charges represent a fair and reasonable estimate of the costs the Sublessor will incur by reason of such late payment and/or returned check.

7.	Security Deposit. On the date of execution of this Sublease by Sublessee, Sublessee will pay to Sublessor a security deposit in the amount of $32,573.34 for Sublessee’s faithful performance of Sublessee’s obligations hereunder (hereunder “Security Deposit”). If Sublessee fails to pay rent or other charges when due under this Sublease, or fails to perform any of its other obligations hereunder, Sublessor may use or apply all or any portion of the Security Deposit for the payment of any rent or other amounts then due hereunder and unpaid, for the payment of any other sum for which Sublessor may become obligated by reason of Sublessee’s default or breach, or for any loss or damage sustained by Sublessor as a result of Sublessee’s default or breach. If Sublessor so uses any portion of the Security Deposit, Sublessee shall, within (10) business days after written demand by Sublessor, restore the Security Deposit to the full amount originally deposited, and Sublessee’s failure to do so shall constitute a default under this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts, and shall have no obligation or liability for payment of interest on the Security Deposit. In the event Sublessor assigns its interest in this Sublease, Sublessor shall deliver to its assignee the Security Deposit as is then held by Sublessor. Within ten (10) business days after the Term has expired, or Sublessee has vacated the Premises, or any final adjustment pursuant to Paragraph 5 hereof has been made, whichever shall last occur, and provided Sublessee is not then in default of any of its obligations hereunder, the Security Deposit, or so much thereof as had not theretofore been applied by Sublessor, shall be returned to Sublessee or to the last assignee, if any, of Sublessee’s interest hereunder.

8.	Acceptance of Premises. Sublessor, Broker and Co-Broker have made no representations or promises with respect to the Premises, or this Sublease except as herein expressly set forth. Except as provided below, the taking of Possession of the Premises by Sublessee shall be conclusive evidence that Sublessee accepts the Premises “as is” and that the Premises and are suitable for the use intended by Sublessee and were in good and satisfactory condition at the time such Possession was so taken. Subject to the consent of Master Lessor, Sublessor hereby acknowledges and agrees that Sublessee may install a supplemental HVAC system mounted to the ceiling of the Premises for the purpose of air conditioning Sublessee’s computer room.

9.	Use of Premises. Sublessee shall use the Premises for general office purposes related to the conduct of Sublessee’s business and for no other purpose. Sublessee shall promptly comply with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term of this Sublease governing, affecting and regulating the Premises, including but not limited to the use thereof. Sublessee shall not use or permit the use of the Premises in a manner that will create waste or a nuisance, interfere with or disturb other tenants in the building or violate the provisions of the Master Lease.

10.	Other Provisions of Sublease. This Sublease shall be subject and subordinate to all of the terms and provisions of the Master Lease . All terms and conditions of the Master Lease (except as otherwise provided herein) are incorporated into and made a part of this Sublease (but only with regards to the Premises) as if Sublessor were the landlord thereunder, Sublessee the tenant thereunder, and the Premises the Master Premises, except for the following: Section 1 (Term and Possession); subsections (a) and (b) of Section 2 (Monthly Rental); Section 3 (Security Deposit); Section 4 (Occupancy and Use); Section 25 (Notices); Section 35 (Landlord’s Liability); Section 40 (Special Stipulations); Section 43 (Brokerage Commissions); Section 44 (Exculpation”); Exhibit “B” (Work Letter Agreement); Exhibit “D”; and Exhibit “E” (Special Stipulations). Notwithstanding the above, Sublessee agrees that references to Landlord in the following sections of the Master Lease shall refer to Master Landlord and not to Sublessor only to the extent of any duties or obligations of the Master Landlord in such sections: Section 10 (Insurance and Indemnification); Section 12 (Services and Utilities); Section 19 (Damage by

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Fire, Etc.); and Section 20 (Condemnation). Without limiting the foregoing, the default and remedy provisions of Section 18 of the Master Lease shall apply to Sublessor and Sublessee as if Sublessor were the Landlord and Sublessee the Tenant thereunder, for purposes of this Sublease.

In addition, failure of Sublessee to make any payment of Rent when due hereunder shall constitute an event of default under this Sublease. If Sublessee’s default causes Sublessor to default under the Master Lease, Sublessee shall defend, indemnify and hold Sublessor harmless from all damages, costs (including reasonable attorneys’ fees), liability, expenses or claims relating to such default.

Sublessee assumes and agrees to perform the Tenant’s obligations under the Master Lease during the Term to the extent that such obligations are applicable to the Premises, except the obligation to pay rent, additional rent and other charges to Master Lessor, which obligation is replaced by the rent provisions of this Sublease. Sublessee shall not commit or suffer any act or omission that will violate any of the provisions of the Master Lease. If the Master Lease terminates, this Sublease shall terminate and the parties shall be relieved of any further liability or obligation under this Sublease, provided however, that if the Master Lease terminates as a result of a default or breach by Sublessor or Sublessee under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the nondefaulting party for direct damage suffered as a result of such termination. Notwithstanding the foregoing, if the Master Lease gives Master Lessor or Sublessor any right to terminate the Master Lease in the event of the partial or total damage, destruction, or condemnation of the Master Premises or the building or project of which the Master Premises are a part, the exercise of such right by Master Lessor or the reasonable exercise of such right by Sublessor shall not constitute a default or breach hereunder. In the event of any casualty or condemnation affecting the Sublease Premises, rent payable by Subtenant shall be abated hereunder, but only to the extent that rent under the Master Lease is abated, and Sublessee waives any right to terminate this Sublease in connection with such casualty or condemnation except to the extent the Master Lease is also terminated as to the Premises or any portion thereof.

Sublessor shall make reasonable efforts to cause Master Lessor to perform the Landlord’s obligations respecting the Premises under the Master Lease (collectively “Master Lessor Obligations”). In no event shall Sublessor be liable to Sublessee in any manner if Master Lessor fails to perform the Master Lessor Obligations, nor shall Sublessee be entitled to withhold the payment of any rent or terminate this Sublease. Sublessor shall not be liable for any maintenance, restoration or repairs in or to the Premises or the building. Except as otherwise provided herein, Sublessor shall have no other obligations to Sublessee with respect to the Premises or the performance of the Master Lessor Obligations.

If Sublessee desires to take any action which would require the consent or approval of the Master Lessor under the Master Lease if such action were taken by the Sublessor, then prior to taking such action (a) Sublessor shall have the same rights of approval or disapproval as Master Lessor has under the Master Lease, and (b) Sublessee shall not take any such action until it obtains the consent of Sublessor and Master Lessor.

11.	Assignment and Subletting. Sublessee shall not assign, transfer, pledge, or otherwise encumber this Sublease or further sublet all or any part of the Premises, or permit the use or occupancy of the Premises by anyone other than Sublessee, each without the prior written consent of Sublessor (and without the prior written consent of Master Lessor, if such is required under the terms of the Master Lease), which Sublessor’s consent shall not be unreasonably withheld, conditioned or delayed. Sublessee shall comply with the provisions of the Master Lease with regard to any requested assignment, encumbrance or sublease.

12.	Indemnity & Insurance. Subject to the mutual release and waiver of subrogation set forth hereinbelow, Sublessee agrees to and hereby does indemnify, defend and save Master Lessor and Sublessor harmless against all claims, actions, demands, costs, liabilities, losses, damages, penalties, expenses, and reasonable attorneys fees (collectively, “Claims”) which may be brought or made against Sublessor or Master Lessor or which Sublessor may pay or incur to the extent caused by (i) a breach of this Sublease by Sublessee, (ii) any violation of law by

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Sublessee or its employees, agents or contractors (collectively, “Agents”) relating to the use or occupancy of the Premises, (iii) any act or omission by Sublessee or its Agents resulting in contamination of any part or all of the Premises by Hazardous Materials as defined in the Master Lease, (iv) the negligence or willful misconduct of Sublessee or its Agents, or (v) Sublessee’s or its Agent’s use or occupancy of the Premises, except to the extent caused by the negligence or misconduct of Sublessor or “Sublessor’s Agents” (as defined below). This indemnity shall survive the expiration or termination of this Sublease. Supplementing the foregoing and in addition thereto, Sublessee shall during the Term of this Sublease, and at Sublessee’s expense, maintain in full force and effect comprehensive general liability insurance with the minimum amount of coverage required in the Master Lease, which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Sublessee under the first sentence of this Paragraph 12, and naming Master Lessor and Sublessor as additional insureds. Sublessee shall provide evidence of such insurance to Sublessor prior to the commencement of the Term of this Sublease. Sublessor and Sublessee each hereby release and relieve the other, and waive its right of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Sublessor or Sublessee or their Brokers, employees, contractors and/or invitees to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Sublessor and Sublessee shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Sublease.

Subject to the mutual release and waiver of subrogation set forth hereinbelow, Sublessor agrees to and hereby does indemnify, defend and save Sublessee harmless from and against any and all claims, actions, demands, costs, liabilities, losses, damages, penalties, expenses, and reasonable attorneys fees which may be brought or made against Sublessee or which Sublessee may reasonably pay or incur to the extent caused by (i) a breach of this Sublease by Sublessor, (ii) any violation of law by Sublessor or its employees, agents, contractors (collectively, “Sublessor’s Agents”) relating to the use or occupancy of the Premises, (iii) any act or omission by Sublessor or Sublessor’s Agents resulting in contamination of any part or all of the Premises by Hazardous Materials as defined in the Master Lease, or (iv) the negligence or willful misconduct of Sublessor or Sublessor’s Agents. This indemnity shall survive the expiration or termination of this Sublease.

13.	Notices. (a) Any notice by either party to the other required or permitted under this Sublease shall be valid only if in writing and shall be deemed to be duly given only if sent by registered or certified mail return receipt requested addressed (1) if to Sublessor, at 400 Galleria Parkway, Suite 200, Atlanta, Georgia 30339, Attn: CFO, and (2) if to Sublessee, at the address of the Premises or, if different, the address set forth herein, or at such other address for either party as that party may designate by notice to the other, with copy to the Broker(s) at the address set forth herein; notice shall be deemed given upon the receipt thereof. (b) Sublessee hereby appoints as its agent to receive service of all dispossessory or distraint proceedings, the person in person in charge of the Premises at the time of occupying the Premises; and if there is no person in charge or occupying same, then such services may be made by attachment thereof on the main entrance of the Premises.

14.	Entire Agreement. This Sublease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein, shall be of any force or effect. No subsequent alteration, amendment, change or addition to this Sublease, except as to changes or additions to the Rules and Regulations, if any, as described in the Master Lease, shall be binding upon Sublessor or Sublessee unless reduced to writing and signed by Sublessor and Sublessee and, if required under the Master Lease, consented to in writing by Master Lessor.

15.	Attorney’s Fees. In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Sublease on the part of the Sublessor or Sublessee, the prevailing party in such litigation shall be entitled to recover reasonable attorney’s fees actually incurred.

16.	Time of Essence. Time is of the essence of this Sublease.

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17.	Commission. Sublessor agrees to pay to Wm. Leonard & Co. (“Broker”) and The Armstrong Group (“Co-Broker”) for negotiating this Sublease, a commission as agreed to in a separate agreement. Sublessor and Sublessee each warrants and represents to the other that it has had no dealings with any broker or broker(s) in connection with this Sublease, other than Co-Broker, and Sublessee and Sublessor each covenants to pay, hold harmless and indemnify the other from and against any and all cost, expense or liability for any compensation, commissions or charges claimed by any broker or broker(s) on behalf of the Sublessee or the Sublessor, as the case may be, with respect to this Sublease or negotiation thereof, other than the Co-Broker.

18.	Severability. The terms, conditions, covenants and provisions of this Sublease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

19.	Agency Disclosure. Sublessor and Sublessee hereby acknowledge that Co-Broker has acted as an agent for Sublessee in this transaction and will be paid a commission by Sublessor and that the Broker has acted as an agent for Sublessor in this transaction and will be paid a commission by Sublessor.

20.	Section Titles. The section titles in this Sublease are included for convenience only and shall not be taken into consideration in any construction or interpretation of this Sublease or any of its provisions.

21.	Surrender. Upon the expiration or earlier termination of this Sublease, Sublessee shall surrender the Premises in the same condition as they were on the Commencement Date, except for ordinary wear and tear.

22.	Special Stipulations. Special Stipulations shall control if in conflict with any of the foregoing provisions of this Sublease.

A.	Subject to the applicable provisions of the Master Lease, Landlord shall provide Sublessee with the use of 3.2 parking spaces per 1,000 rentable square feet of leased space on a non-reserved basis, at no additional charge, for the term of the Sublease.

B.	Sublessee shall have the right to use the existing wiring, cabling, and security control panel located in the Premises. Sublessee agrees to accept the existing wiring, cabling and security panel, “where is” and “as is” without any obligations or warranties on the part of Sublessor. Sublessee shall be responsible for paying all property taxes on such items and for insuring such items against theft and casualty.

C.	Sublessor shall cause Master Lessor to list Sublessee on the building directory and to install suite entry signage for Sublessee.

23.	Consent of the Sublessor. This Sublease shall be of no force or effect unless and until Master Lessor shall have executed and delivered to Sublessee Master Lessor’s Consent in the form attached hereto as Exhibit “B”.

24.	Sale of Personal Property. On or before the date of this Sublease, Sublessor shall execute and deliver to Sublessee a Bill of Sale in the form attached as Exhibit “D” hereto and incorporated herein by this reference, for the sale of certain personal property of Sublessor described therein to Sublessee having a fair market value, negotiated at arms length between Sublessor and Sublessee, of Twenty-Five Thousand and No/100 Dollars ($25,000.00). Said sale to Sublessee shall be free and clear of all liens, security interests and encumbrances except for the security interest created by the Security Agreement described below. Sublessor acknowledges and agrees that payment for said personal property is included in the payments of Minimum Rent hereunder. To secure Sublessee’s obligations to Sublessor under this Sublease, Sublessee shall execute and deliver to Sublessor a Security Agreement in the form attached hereto as Exhibit “E”. A breach of the Security Agreement beyond any and all applicable notice and cure periods by Sublessee shall be deemed to be a breach of this Sublease. Provided

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that Sublessee executes and delivers the Security Agreement to Sublessor on or before the date of this Sublease, if Sublessor does not execute and deliver said Bill of Sale to Sublessee on or before the date of this Sublease, then Sublessee shall have the right, at its sole election, to terminate this Sublease and the Security Agreement. Such termination right must be exercised in writing by Sublessee within ten (10) days after the date of this Sublease.

25.	The following are attached hereto and made a part hereof:

Exhibit “A” – Master Lease
Exhibit “B” – Master Lessor’s Consent Form
Exhibit “C” – Demised Space Plan
Exhibit “D” – Bill of Sale
Exhibit “E” – Security Agreement

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[SIGNATURE PAGE TO SUBLEASE AGREEMENT]

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

Signed, sealed and delivered in the presence of:	SUBLESSEE: DIGITAL INSURANCE, INC.

/s/ H. Wathey	/s/ Adam Bruckman		(SEAL)

Witness	By:	Adam Bruckman

	Its:	President and CEO

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Atlanta Commercial Board of REALTORS®, Inc.
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[SIGNATURE PAGE TO SUBLEASE AGREEMENT]

Signed, sealed and delivered in the presence of:	SUBLESSOR: VERSO TECHNOLOGIES, INC.

/s/ Robin Hanscom	/s/ Juliet M. Reising		(SEAL)

Witness	By:	Juliet M. Reising

	Its:	EVP & CFO

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Exhibit “A”

MASTER LEASE

[Incorporated by reference to Exhibit 10.51 to Verso Technologies, Inc.'s Registration Statement on Form S-4 filed August 7, 2000 (File No. 333-43224).]

A-1

Exhibit “B”

LESSOR’S CONSENT TO SUBLEASE

     The undersigned (“Lessor”) consents to Verso Technologies, Inc. (“Sublessor”) and Digital Insurance, Inc. (“Sublessee”) entering into the within and foregoing Sublease Agreement; provided, however, that Lessor’s consent herein is conditioned upon and expressly subject to the parties’ understanding, agreement and consent to the following:

     1. Neither the execution and delivery by Sublessor of the Sublease, nor Lessor’s consent thereto, shall in any manner affect or reduce Sublessor’s continuing primary liability under the Office Lease Agreement, dated September 20, 1999 (“Lease”), and Sublessor shall be and remain fully obligated to perform all the terms, covenants and conditions of Sublessor under the Lease. To Lessor’s knowledge, Sublessor is not in default under the provisions of the Lease.

     2. The consent of Lessor set forth herein shall apply only to the execution and delivery by Sublessor of the within and foregoing Sublease, and shall not apply to any other or future assignment by Sublessor. Sublessor shall not enter into any modification, amendment or merger of the Sublease without the prior written consent of Lessor.

     3. In no event shall Lessor’s consent to the execution and delivery of the Sublease be deemed to constitute an amendment or modification of, or consent to the amendment or modification of, any provisions of the Lease, nor shall Lessor’s consent to the execution and delivery of the Sublease impose upon Lessor any obligation or duties not otherwise contained in the Lease or constitute a waiver by Lessor of any rights or remedies of Lessor under the Lease.

     4. Lessor in no way agrees to perform or be obligated to perform any services on behalf of Sublessee herein, but shall continue to provided services to the Premises in accordance with the terms and conditions of the Lease. Sublessee shall have no rights or claims against Lessor.

     5. The Lease termination date is January 31, 2010.

LANDLORD:	SUBLESSOR:

Galleria 400, LLC	Verso Technologies, Inc.

By:	By:

Its:	Its:

SUBLESSEE:

Digital Insurance, Inc.

By:

Its:

B-1

EXHIBIT “C”

DEMISED SPACE PLAN

APPEARS HERE

C-1

EXHIBIT “D”

BILL OF SALE

Verso Technologies, Inc., a Minnesota corporation (“Seller”), subject to the execution and delivery of that certain Security Agreement of even date herewith, for Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which is hereby acknowledged, does hereby by these presents, irrevocably sell, assign, transfer, convey and deliver unto Digital Insurance, Inc., a Delaware corporation, its successors and assigns (“Buyer”), all of Seller’s right, title and interest in and to all of the assets listed on Exhibit A attached hereto and by this reference made a part hereof.

TO HAVE AND TO HOLD, unto Buyer, its successors and assigns, FOREVER.

Seller hereby warrants, covenants and agrees that it is hereby conveying good and indefeasible title to said assets and properties, free and clear of any and all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances.

THE ASSETS AND PROPERTY TRANSFERRED HEREBY ARE SOLD “AS IS” AND “WHERE IS”, WITH ALL FAULTS. EXCEPT AS HEREINABOVE PROVIDED, SELLER HEREBY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

Seller agrees that, subject to the terms and conditions of the above-referenced Security Agreement, it shall execute and deliver or cause to be executed and delivered from time to time such instruments, documents, agreements, consents and assurances and take such other actions as Buyer reasonably may require to more effectively convey, transfer to and vest in Buyer and to put Buyer in possession of any assets or property being sold, conveyed, assigned, transferred and delivered hereunder.

This instrument shall be binding upon, inure to the benefit of and be enforceable by Seller and Buyer and their respective successors and assigns.

IN WITNESS WHEREOF, the duly authorized officer of Seller has hereunder set his hand on the _____ day of                     , 2005.

SELLER: Verso Technologies, Inc.

By:

Its:

Attest:

Its:

(SEAL)

D-1

Exhibit A To Bill of Sale

400 Galleria
Suite 300 Furniture and Fixtures

Exhibit A

											File Cabinets
						Side Chair
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Bookcase Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Table Description	White Board
		(brand/color)		(brand/model)		(brand/model no.)		(color/shelves)		(brand/color)
Offices
Office #1	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf
Office #2	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #4	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf							1
Office #6	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #8	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak/ 6 shelf
Office #9	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 3 shelf
Office #10	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #12	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 5 shelf
Office #13	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #15	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf					1 table 4 chairs
Office #17	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #18	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #19	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1
Office #20	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 5 shelf							1
Office #21	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #22	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1

Totals	16		16		32		12		0		0		0		4

										File
Location	Dim.	Desk	Desk Description	Chair	Chair Description	Side Chairs	Bookcase	Roll Out	Roll Out Description	Cabinets		Table	White Board
			(brand/color)		(brand/model)				(brand/color)
Cubicles
#1	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#2	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#3	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#4	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#5	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#6	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#7	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#8	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#9	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#10	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#11	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer	1
#12	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#13	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#14	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#15	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#16	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion Grey 2 drawer
#17	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#18	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#19	8x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#20	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#21	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#22	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#23	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#24	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#25	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#26	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#27	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#28	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#29	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#30	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#31	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#32	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#33	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#34	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#35	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#36	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#37	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer

400 Galleria
Suite 300 Furniture and Fixtures

												File Cabinets
							Side Chair		Bookcase						Table
Location		Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
#38	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#39	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#40	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#41	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#42	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#43	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#44	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#45	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#46	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#47	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#48	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#49	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#50	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#51	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#52	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#53	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#54	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#55	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#56	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#57	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#58	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#59	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#60	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#61	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#62	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#63	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#64	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#65	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#66	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#67	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#68	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#69	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#70	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#71	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#72	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#73	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#74	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#75	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#76	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#77	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#78	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#79	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#80	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#81	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#82	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#83	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#84	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#85	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#86	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#87	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#88	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#89	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#90	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#91	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#92	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#93	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#94	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#95	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#96	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#97	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
Receptionist Desk		1		1						1

Totals		98		98		0		0		77		98		1		0

400 Galleria
Suite 300 Furniture and Fixtures

File Cabinets
						Side Chair		Bookcase						Table
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
Conference Rooms
Legacy Conference Room					Table - 1
Chairs - 8

Integrity Conference Room					Table - 1
Chairs -9

Independence Conference Room					Table - 1
Chairs - 6

Innovation Conference Room					Table - 1
Chairs - 6

Lobby Area
End tables- 3
Chairs - 4

Filing Cabinets					Off-white 5 drawer - 21

D-2

EXHIBIT “E”

SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the “Agreement”) is made and entered into as of August 1, 2005, between Digital Insurance, Inc., a Delaware corporation with its principal office at 400 Galleria Parkway, Suite 300, Atlanta, GA 30339 (the “Debtor”), and Verso Technologies, Inc., a Minnesota corporation with its principal office at 400 Galleria Parkway, Suite 200, Atlanta, GA 30339 (“Secured Party”).

W I T N E S S E T H:

     WHEREAS, the Debtor is the sublessee under that certain Sublease Agreement, made on ___ ___, 2005, entered into with the Secured Party as sublessor (the “Sublease”) and has leased certain premises from Secured Party, as more particularly described in the Sublease (the “Sublease Premises”); and

     WHEREAS, pursuant to the Sublease, the Secured Party has executed a Bill of Sale transferring to the Debtor title to the assets listed on Exhibit A, attached hereto and by this reference made a part hereof (the “Assets”); and

     WHEREAS, as an inducement to the Secured Party to transfer the Assets to the Debtor, the Debtor has agreed to enter into the Sublease and this Agreement.

     NOW THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and in order to induce the Secured Party to transfer the Assets to Debtor, and to secure the payment and performance of all of the Debtor’s obligations under the Sublease, the parties hereto agree as follows:

     SECTION 1. Grant of Security Interest. As collateral security for the due and punctual payment and performance of the Obligations, the Debtor hereby pledges, hypothecates, delivers and assigns unto the Secured Party, and hereby grants the Secured Party a security interest in, the Assets and the proceeds (including all insurance proceeds) and products of all of the Assets (all such Assets, proceeds and products being hereinafter collectively referred to as the “Collateral”).

     SECTION 2. Indebtedness and Obligations Secured. This Agreement and the Collateral secure (i) payment of all amounts payable and performance of all of the covenants and obligations of Debtor under the Sublease, (ii) performance of all covenants and obligations of the Debtor arising pursuant to the provisions of this Agreement, and (iii) all reasonable costs and expenses of the Secured Party in enforcing this Agreement and selling or otherwise disposing of any Collateral (collectively, the “Obligations”).

409500-10

     SECTION 3. Representations and Warranties. The Debtor hereby represents, warrants and covenants that:

     (a) Subject to the lien created hereby and any liens created or caused by the Secured Party, from and after the transfer of the Assets from the Secured Party to the Debtor, the Debtor is and will be the lawful owner of the Assets, free and clear of all assignments, pledges, mortgages, security interests, liens, claims and encumbrances; the Debtor will defend its title thereto against the claims of all persons whomsoever; the Debtor is a corporation duly organized and validly existing under the laws of the State of Delaware; the Debtor will not grant any security interest, mortgage, pledge or assignment of any Collateral, or any portion thereof, without the prior written consent of the Secured Party; the Debtor has good, right and lawful authority to enter into this Agreement and to grant a security interest in the Collateral in the manner hereby done or contemplated; this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms; and no consent or approval of any court, governmental body or regulatory authority (federal, state or local) is or was required in connection with the execution and delivery by the Debtor of this Agreement or the grant of the security interest granted hereby.

     (b) The Debtor will keep the Collateral separate from its other property or assets and capable of identification so far as may be practicable and in good condition and will not take any action that would materially impair the value thereof; provided, however, that the Secured Party acknowledges and agrees the Debtor may, in its sole discretion, reconfigure any office cubes or modular systems into different sizes and/or layouts. The chief executive office and chief place of business of the Debtor on the date hereof, and the place where the Assets and records pertaining to the Collateral are kept, is as stated in the first paragraph of this Agreement and such chief executive office and chief place of business shall not be changed without providing prior written notice to the Secured Party.

     (c) The Debtor will keep all Collateral insured for such amounts and against such loss or damage from such hazards and risks as is usually carried by companies owning similar properties and operating in the same general areas in which the Debtor operates. All such insurance shall (i) name the Debtor and the Secured Party as insured parties (without any representation or warranty by or obligation upon the Secured Party), as their respective interests may appear; (ii) provide that any loss thereunder shall be payable to the Secured Party notwithstanding any action, inaction or breach of any representation or warranty by the Debtor; (iii) provide that there shall be no recourse against the Secured Party for the payment of premiums or other amounts with respect thereto; and (iv) endeavor to provide at least ten (10) days’ prior written notice of cancellation or lapse of such policy to the Secured Party. The Debtor shall, within ten (10) days after the date of this Agreement and each anniversary thereof, deliver to the Secured Party a certificate of insurance showing the coverage and interests set forth above.

     (d) The Debtor shall not sell, transfer, assign, grant a security interest in or otherwise dispose of, encumber or change the location of the Collateral without the prior written consent of the Secured Party.

409500-10

     (e) Secured Party shall be authorized to file under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Secured Party may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Secured Party’s security interest in the Collateral, and the Debtor hereby authorizes the Secured Party to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Debtor or as permitted by law, and agrees promptly to do such further acts and things and to execute and deliver to the Secured Party such additional conveyances, assignments and agreements as the Secured Party may reasonably require or deem advisable from time to time to carry into effect the purposes of this Agreement or to better assure and confirm unto the Secured Party its rights, powers and remedies hereunder.

     SECTION 4. Quiet Enjoyment. Except as otherwise provided herein, the Debtor shall remain in possession and quiet enjoyment of the Collateral and may use the same in the ordinary course of its business and in a manner not inconsistent with this Agreement or any insurance policy relating thereto.

     SECTION 5. Events of Default. The following shall constitute an Event of Default under this Agreement: (i) any Event of Default under (and as defined in) the Sublease; and (ii) any breach by the Debtor of any covenant or obligation of the Debtor under this Agreement, which breach is not cured within ten (10) days after receipt of notice from the Secured Party.

     SECTION 6. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, the Secured Party shall be entitled to exercise with respect to the Collateral all of the rights and remedies of a secured party upon default under the Uniform Commercial Code in Georgia at the time, including the right to sell the Collateral or any part thereof, and in addition may exercise its rights and remedies hereunder or otherwise available to it at law or in equity, including but not limited repossession and sale of the Collateral, or any part thereof, at public or private sale, for cash, upon credit or for future delivery, as the Secured Party may reasonably deem appropriate in the circumstances and commercially reasonable. The Secured Party may reasonably require the Debtor to, and the Debtor agrees that it will, at its sole cost and expense, promptly, upon the request of the Secured Party, assemble the Collateral (or such part thereof as the Secured Party may have specified) and make it available to the Secured Party at the Sublease Premises. Further, the Secured Party shall have the right, without demand, notice, or legal process, , at the sole cost and expense of the Debtor, to enter upon any premises where the Collateral may be kept (including premises of third parties) and take possession of such Collateral, together with all additions and accessions thereto. Upon consummation of any such sale, the Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free and clear of any claim or right on the part of the Debtor, and the Debtor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. To the extent that notice of sale shall be required to be given by law, Secured Party shall give the Debtor at least ten (10) days’ prior written notice of Secured Party’s intention to make any such public or private sale. Such notice shall state the time and place fixed for sale and the Collateral, or portion thereof, to be offered for sale. Any such sale

409500-10

shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale.

     Upon the occurrence of any Event of Default and during the continuation thereof, without limiting the Secured Party’s other rights and remedies, the Debtor grants to the Secured Party an irrevocable power of attorney coupled with an interest, authorizing and permitting the Secured Party (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to the Debtor, and at the Debtor’s expense, to do any or all of the following, in the Debtor’s name or otherwise, but the Secured Party agrees to exercise the following powers in a commercially reasonable manner:

          (a) execute on behalf of the Debtor any documents that the Secured Party may, in its sole discretion, deem advisable in order to perfect and maintain the Secured Party’s security interest in the Collateral, or in order to exercise a right of the Debtor or the Secured Party, or in order to fully consummate all the transactions contemplated under this Agreement;

          (b) execute on behalf of the Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any property which is part of the Collateral;

          (c) pay, contest or settle any lien on any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same;

          (d) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; and

          (e) take any action or pay any sum required of the Debtor pursuant to this Agreement and any other present or future agreements.

Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and attorneys’ fees actually incurred by the Secured Party with respect to the foregoing shall be added to and become part of the Obligations, shall be payable within fifteen (15) days after receipt of demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall the Secured Party’s rights under the foregoing power of attorney or any of the Secured Party’s other rights under this Agreement be deemed to indicate that the Secured Party is in control of the business, management or properties of the Debtor.

     SECTION 7. Amendments of Other Agreements, Etc. The Debtor agrees and consents that, at any time and from time to time, the Sublease may be amended or modified as provided under the terms thereof without affecting this Agreement, the security interest created hereby or the obligations of the Debtor hereunder, all of which shall continue in full force and effect until all Obligations secured hereby shall be fully paid or otherwise satisfied, and without notice to or the assent of the Debtor.

409500-10

     SECTION 8. Expenses of the Secured Party. The Debtor agrees to pay the Secured Party, upon its demand, all reasonable out-of-pocket expenses incurred by the Secured Party (including its reasonable attorneys’ fees) in connection with the administration or enforcement of this Agreement and the exercise of its rights and remedies hereunder or with respect to the Collateral). Should the Debtor fail to do any act or thing that the Debtor has covenanted to do hereunder, or should any representation or warranty on the part of the Debtor contained herein be breached, Secured Party may (but shall not be obligated to) do the same or cause it to be done, or remedy any such breach, and there shall be added to the liabilities of the Debtor hereunder, the cost or expense to Secured Party in so doing, and any and all amounts expended by Secured Party in taking any such action shall be repayable to it by the Debtor upon Secured Party’s demand.

     SECTION 9. No Waiver. No failure on the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Secured Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No exercise by the Secured Party of one right or remedy shall be deemed an election, and no waiver by the Secured Party of any Event of Default on the Debtor’s part shall be deemed a continuing waiver. No waiver by the Secured Party shall be effective unless made in a written document signed on behalf of the Secured Party and then shall be effective only in the specific instance and for the specific purpose for which it was given. The Secured Party’s rights and remedies under this Agreement shall be cumulative. The Secured Lender shall have all other rights and remedies not inconsistent herewith as provided under the Commercial Code in Georgia, by law or in equity.

     SECTION 10. Termination. This Agreement shall terminate when all Obligations secured hereby have been fully paid or otherwise satisfied and all obligations of the Debtor hereunder have been fully performed, or when the Debtor has been relieved from any obligation to perform under the Sublease, at which time Secured Party’s security interest in the Assets shall automatically terminate and Secured Party shall reassign and redeliver (or cause to be reassigned or redelivered) to the Debtor, or to such person or persons as the Debtor shall designate, against receipt, such of the Collateral (if any) that has not been sold or otherwise applied by Secured Party pursuant to the terms hereof and that is still held by it hereunder, together with appropriate instruments of assignment and release, all without recourse upon or warranty by the Secured Party and at the sole cost and expense of the Debtor.

     SECTION 11. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Atlanta time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Atlanta time) on any date, (iii) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

409500-10

If to the Debtor:	If to the Secured Party:
Digital Insurance, Inc.	Verso Technologies, Inc.
400 Galleria Parkway, Suite 300	400 Galleria Parkway, Suite 200
Atlanta, GA 30339	Atlanta, GA 30339
Attn:	Attn: CFO
Facsimile:	Fax: 678-589-3750

or at such other place or places or to such other person or persons as shall be designated in writing by the parties hereto in the manner provided above for notices.

     SECTION 12. Further Assurances. The Debtor agrees to do such further acts and things, and to execute and deliver such agreements and instruments, as Secured Party may at any time reasonably request in connection with the administration or enforcement of this Agreement or in any way related to the Collateral or any part thereof or in order to better assure and confirm unto Secured Party its rights, powers and remedies hereunder.

     SECTION 13. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Debtor shall not be permitted to assign this Agreement without the prior written consent of Secured Party.

     SECTION 14. Amendments. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released, except by an instrument in writing signed on behalf of the parties hereto.

     SECTION 15. Governing Law. This Agreement (including matters of construction, validity and performance), the rights, remedies and obligations of the parties with respect to the Collateral, to the extent not provided for herein, and all matters concerning the validity, perfection and the effect of non-perfection of the security interest contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Georgia (without regard to principles of conflicts of laws) or other mandatory applicable laws.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

Digital Insurance, Inc., Debtor	Verso Technologies, Inc., Secured Party

By:	By:

Its:	Its:

409500-10

EXHIBIT A

ASSETS

400 Galleria
Suite 300 Furniture and Fixtures

Exhibit A

											File Cabinets
						Side Chair
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Bookcase Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Table Description	White Board
		(brand/color)		(brand/model)		(brand/model no.)		(color/shelves)		(brand/color)
Offices
Office #1	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf
Office #2	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #4	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 4 shelf							1
Office #6	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #8	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak/ 6 shelf
Office #9	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 3 shelf
Office #10	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #12	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Oak / 5 shelf
Office #13	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #15	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf					1 table 4 chairs
Office #17	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #18	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2
Office #19	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1
Office #20	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 5 shelf							1
Office #21	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf
Office #22	1	Teknion/Brown	1	Teknion / 718133	2	Keilhauer - 70544/2	1	Black / 3 shelf							1

Totals	16		16		32		12		0		0		0		4

										File
Location	Dim.	Desk	Desk Description	Chair	Chair Description	Side Chairs	Bookcase	Roll Out	Roll Out Description	Cabinets		Table	White Board
			(brand/color)		(brand/model)				(brand/color)
Cubicles
#1	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#2	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#3	6x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#4	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#5	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#6	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#7	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#8	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#9	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#10	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#11	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer	1
#12	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#13	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#14	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#15	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top
#16	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion Grey 2 drawer
#17	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#18	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#19	8x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#20	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#21	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#22	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#23	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#24	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#25	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#26	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#27	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#28	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#29	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#30	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#31	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#32	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#33	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#34	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#35	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#36	8x8	1	Teknion/White	1	Teknion / 718133			1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#37	6x8	1	Teknion/White	1	Teknion / 718133				Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer

400 Galleria
Suite 300 Furniture and Fixtures

												File Cabinets
							Side Chair		Bookcase						Table
Location		Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
#38	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#39	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#40	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#41	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#42	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#43	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#44	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#45	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#46	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#47	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#48	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#49	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#50	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#51	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#52	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#53	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#54	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#55	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#56	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#57	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#58	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#59	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#60	6x8	1	Teknion/White	1	Teknion / 718133						Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#61	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#62	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#63	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#64	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#65	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#66	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#67	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#68	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#69	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#70	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#71	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#72	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#73	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#74	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#75	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#76	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#77	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#78	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#79	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#80	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#81	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#82	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#83	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#84	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#85	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#86	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#87	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#88	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#89	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#90	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#91	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 3 drawer
#92	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#93	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 3 drawer
#94	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#95	8x8	1	Teknion/White	1	Teknion / 718133							1	Teknion Grey 2 drawer
#96	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
#97	8x8	1	Teknion/White	1	Teknion / 718133					1	Teknion/Grey w/black seat top	1	Teknion Grey 2 drawer
Receptionist Desk		1		1						1

Totals		98		98		0		0		77		98		1		0

400 Galleria
Suite 300 Furniture and Fixtures

File Cabinets
						Side Chair		Bookcase						Table
Location	Desk	Desk Description	Chair	Chair Description	Side Chairs	Description	Bookcase	Description	Roll Out	Roll Out Description	2 Drawer	2 Drawer Description	Table	Description	White Board
Conference Rooms
Legacy Conference Room					Table - 1
Chairs - 8

Integrity Conference Room					Table - 1
Chairs -9

Independence Conference Room					Table - 1
Chairs - 6

Innovation Conference Room					Table - 1
Chairs - 6

Lobby Area
End tables- 3
Chairs - 4

Filing Cabinets					Off-white 5 drawer - 21